QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

        In connection with the Quarterly Report on Form 10-Q of Rosetta Stone Inc. (the "Company") for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian D. Helman, Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. § 1350, that to my knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2010

/s/ BRIAN D. HELMAN Brian D. Helman Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

QuickLinks

  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350